SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 26, 2010 (January 29, 2010)
WESTERN GAS PARTNERS, LP
(Exact name of registrant as specified in its charter)

Delaware	001-34046	26-1075808
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File Number)	Identification No.)
1201 Lake Robbins Drive
The Woodlands, Texas 77380-1046
(Address of principal executive office) (Zip Code)
(832) 636-6000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
On February 3, 2010, Western Gas Partners, LP (the “Partnership”) filed a Current Report on Form 8-K (the “Initial Report”) to report, among other things, the closing of its acquisition of certain midstream assets from certain affiliates of Anadarko Petroleum Corporation (“Anadarko”), consisting of a 100% ownership interest in the following assets: (i) an approximately 750-mile natural gas gathering system and related compression and other ancillary equipment, known collectively as the “Granger gathering system,” located in Sublette, Lincoln, Uinta and Sweetwater Counties of Wyoming; and (ii) gas processing facilities with cryogenic capacity of 200 MMcf/d and combined refrigeration capacity of 145 MMcf/d with NGL fractionation located in Sweetwater County, Wyoming. These assets are referred to collectively as the “Granger Operations” and the acquisition as the “Granger Acquisition.” Consideration for the Granger Operations consisted of: (i) $241.7 million in cash, which was funded with $210.0 million of borrowings under the Partnership’s revolving credit facility plus cash on hand, and (ii) the issuance of 620,689 common units and 12,667 general partner units to affiliates of Anadarko. The terms of the Granger Acquisition were unanimously approved by the Board of Directors of the Partnership’s general partner and by the Board’s special committee.
This Current Report on Form 8-K/A (the “Amendment”) amends and supplements the Initial Report to include the audited financial statements of the Granger Operations and the unaudited pro forma financial statements of the Partnership required by Items 9.01(a) and 9.01(b) of Form 8-K and to include exhibits under Item 9.01(d) of Form 8-K. No other modifications to the Initial Report are being made by this Amendment.
Item 9.01 Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired

Audited Financial Statements of the Granger Operations as of and for the year ended December 31, 2009, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K/A and is incorporated herein by reference.

(b)	Pro Forma Financial Information

Unaudited Pro Forma Condensed Consolidated Financial Statements of the Partnership as of and for the year ended December 31, 2009, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K/A and is incorporated herein by reference.

(d)	Exhibits
23.1	Consent of KPMG LLP.

99.1	Audited Financial Statements of the Granger Operations as of and for the year ended December 31, 2009.

99.2	Unaudited Pro Forma Condensed Consolidated Financial Statements of the Partnership as of and for the year ended December 31, 2009.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN GAS PARTNERS, LP

By: Western Gas Holdings, LLC, its general partner

Date: March 26, 2010	By:	/s/ Donald R. Sinclair Donald R. Sinclair
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description

23.1	Consent of KPMG LLP.

99.1	Audited Financial Statements of the Granger Operations as of and for the year ended December 31, 2009.

99.2	Unaudited Pro Forma Condensed Consolidated Financial Statements of the Partnership as of and for the year ended December 31, 2009.